MUNIYIELD
MICHIGAN
INSURED
FUND, INC.



FUND LOGO



Annual Report

October 31, 2000


MuniYield Michigan Insured Fund, Inc. seeks to provide shareholders with as high a level of current income exempt from Federal and Michigan income taxes as is consistent with its investment policies and prudent investment management by investing primarily in a portfolio of long-term municipal obligations the interest on which, in the opinion of bond counsel to the issuer, is exempt from Federal and Michigan income taxes.

This report, including the financial information herein, is transmitted to the shareholders of MuniYield Michigan Insured Fund, Inc. for their information. It is not a prospectus. Past performance results shown in this report should not be considered a representation of future performance. The Fund has leveraged its Common Stock by issuing Preferred Stock to provide the Common Stock shareholders with a potentially higher rate of return. Leverage creates risks for Common Stock shareholders, including the likelihood of greater volatility of net asset value and market price of the Common Stock, and the risk that fluctuations in the short-term dividend rates of the Preferred Stock may affect the yield to Common Stock shareholders. Statements and other information herein are as dated and are subject to change.



MuniYield Michigan
Insured Fund, Inc.
Box 9011
Princeton, NJ
08543-9011


Printed on post-consumer recycled paper


MUNIYIELD MICHIGAN INSURED FUND, INC.


The Benefits and
Risks of
Leveraging

MuniYield Michigan Insured Fund, Inc. utilizes leveraging to seek to enhance the yield and net asset value of its Common Stock. However, these objectives cannot be achieved in all interest rate environments. To leverage, the Fund issues Preferred Stock, which pays dividends at prevailing short-term interest rates and invests the proceeds in long-term municipal bonds. The interest earned on these investments is paid to Common Stock shareholders in the form of dividends, and the value of these portfolio holdings is reflected in the per share net asset value of the Fund's Common Stock. However, in order to benefit Common Stock shareholders, the yield curve must be positively sloped; that is, short-term interest rates must be lower than long-term interest rates. At the same time, a period of generally declining interest rates will benefit Common Stock shareholders. If either of these conditions change, then the risks of leveraging will begin to outweigh the benefits.

To illustrate these concepts, assume a fund's Common Stock capitalization of $100 million and the issuance of Preferred Stock for an additional $50 million, creating a total value of $150 million available for investment in long-term municipal bonds. If prevailing short-term interest rates are approximately 3% and long-term interest rates are approximately 6%, the yield curve has a strongly positive slope. The fund pays dividends on the $50 million of Preferred Stock based on the lower short-term interest rates. At the same time, the fund's total portfolio of $150 million earns the income based on long-term interest rates. Of course, increases in short-term interest rates would reduce (and even eliminate) the dividends on the Common Stock.

In this case, the dividends paid to Preferred Stock shareholders are significantly lower than the income earned on the fund's long-term investments, and therefore the Common Stock shareholders are the beneficiaries of the incremental yield. However, if short-term interest rates rise, narrowing the differential between short-term and long-term interest rates, the incremental yield pickup on the Common Stock will be reduced or eliminated completely. At the same time, the market value of the fund's Common Stock (that is, its price as listed on the New York Stock Exchange) may, as a result, decline. Furthermore, if long-term interest rates rise, the Common Stock's net asset value will reflect the full decline in the price of the portfolio's investments, since the value of the fund's Preferred Stock does not fluctuate. In addition to the decline in net asset value, the market value of the fund's Common Stock may also decline.

As a part of its investment strategy, the Fund may invest in certain securities whose potential income return is inversely related to changes in a floating interest rate ("inverse floaters"). In general, income on inverse floaters will decrease when short-term interest rates increase and increase when short-term interest rates decrease. Investments in inverse floaters may be characterized as derivative securities and may subject the Fund to the risks of reduced or eliminated interest payments and losses of invested principal. In addition, inverse floaters have the effect of providing investment leverage and, as a result, the market value of such securities will generally be more volatile than that of fixed-rate, tax-exempt securities. To the extent the Fund invests in inverse floaters, the market value of the Fund's portfolio and the net asset value of the Fund's shares may also be more volatile than if the Fund did not invest in such securities.


MuniYield Michigan Insured Fund, Inc., October 31, 2000


DEAR SHAREHOLDER

For the year ended October 31, 2000, the Common Stock of MuniYield Michigan Insured Fund, Inc. earned $0.790 per share income dividends, which included earned and unpaid dividends of $0.065. This represents a net annualized yield of 5.45%, based on a month-end net asset value of $14.48 per share. Over the same period, the total investment return on the Fund's Common Stock was +11.19%, based on a change in per share net asset value from $13.91 to $14.48, and assuming reinvestment of $0.795 per share income dividends.

For the six-month period ended October 31, 2000, the total investment return on the Fund's Common Stock was +7.69%, based on a change in per share net asset value from $13.89 to $14.48, and assuming reinvestment of $0.391 per share income dividends.

For the six-month period ended October 31, 2000, the Fund's Auction Market Preferred Stock had an average yield of 4.30% for Series A, 3.95% for Series B and 4.25% for Series C.


The Municipal Market Environment
During the six months ended October 31, 2000, long-term US Treasury bond yields generally drifted lower. A number of economic indicators, particularly employment, new home sales and consumer spending, have suggested that US economic growth, while still strong, has moderated from 1999's robust levels. Preliminary estimates for third-quarter 2000 US gross domestic product growth were recently released at 2.7%, well below the first-quarter 2000 rate of 4.8% and the second-quarter 2000 rate of 5.6%. This decline in economic growth suggests to some analysts that the Federal Reserve Board has finished raising interest rates for its current interest rate cycle. The Federal Reserve Board increased short-term interest rates at its May meeting and has since kept monetary policy steady at its subsequent meetings. Given the potential for stable short-term interest rates in the coming months, investor emphasis focused on the continuing US Treasury debt reduction program and forecasts of sizeable Federal budgetary surpluses going forward. Many investors have concluded that there will be a significant future shortage of longer-dated maturity US Treasury securities. By late August, US Treasury bond yields declined 30 basis points (0.30%) to 5.66%, their lowest level in more than a year.

However, for the remainder of the period, bond yields were unable to maintain their earlier gains. Rising oil prices were the major focus behind the decline in bond prices, as many investors feared that higher oil prices would result in increased inflationary pressures. Additionally, US corporations issued large amounts of taxable debt in order to take advantage of the current low interest rate environment. During the last three months, US corporations issued more than $100 billion in investment-grade securities, offering yields in the 7.25%--9% range. Many investors found these taxable issues an attractive and more plentiful alternative to US Treasury bonds. As the demand for US Treasury issues weakened, US bond yields rose. Although US Treasury bond yields rose 5.78% by the end of October 2000, overall they declined almost 20 basis points during the last six months.

The six-month period ended October 31, 2000 was one of the few periods in recent years in which the tax-exempt bond market outperformed its taxable counterpart, the US Treasury bond market. While municipal bond yields followed the similar seesaw pattern of Treasury bond yields, tax-exempt bond price volatility was significantly reduced. Municipal bond yields traded in a relatively narrow range during much of October 2000. Overall investor demand for municipal bonds remained strong, allowing tax-exempt bond yields, as measured by the Bond Buyer Revenue Bond Index, to decline 30 basis points to end the period at 5.75%.

In the past three months, new long-term municipal bond issuance has continued to decline, albeit at a slower rate than earlier this year. Over this period, more than $53 billion in new long-term municipal bonds was issued, a decline of 3% compared to the same three-month period in 1999. During the last six months, more than $105 billion in tax-exempt bonds was underwritten, a decline of 8% compared to the same six-month period in 1999. Just under $200 billion in new municipal securities was marketed during the past year, a decline of more than 16% compared to the same 12-month period in 1999.

The demand for municipal bonds came from a number of non-traditional and conventional sources. Derivative/arbitrage programs and insurance companies remained the dominant institutional buyers, while individual retail purchases also remained strong. Traditional, open-end tax-exempt mutual funds have continued to see significant disintermediation. It was recently reported that thus far during the 2000 calendar year, long-term municipal bond mutual funds experienced net cash outflows of more than $15 billion. Fortunately, the combination of reduced new bond issuance and ongoing demand from non-traditional sources has been able to more than offset the decline in demand from tax-exempt mutual funds. This favorable balance has fostered a significant decline in municipal bond yields in recent months.

Currently, there is no reason to expect that the positive technical position of the municipal bond market will significantly deteriorate. The steeply positive yield curve and the relatively high credit quality that the tax-exempt bond market offers should continue to attract different classes of institutional buyers. Strong state and local governmental financial conditions also suggest that issuance should remain manageable into next year.

However, the results of the presidential election may affect the tax-exempt bond market. Various tax and spending programs proposed by both candidates have obvious implications for state and local governments as well as corporate and individual taxpayers. Political history has shown that the enactment of campaign promises, both Republican and Democratic, has very often been a long, laborious process. This suggests that over the next few months US economic factors will most likely have a greater effect on bond yields than political considerations.


Portfolio Strategy
During the six months ended October 31, 2000, the reduction in overall bond issuance and declining bond yields limited portfolio activity. We attempted to maintain the market neutral position we adopted late last year by adding some interest rate-sensitive issues to the Fund. As tax-exempt bond yields declined in recent months, the market value of many of the Fund's holdings appreciated to such an extent that additional market gains were limited. Some of these issues were sold both to capture recent gains to the Fund's net asset value and prevent the Fund from developing an overtly defensive structure. The purchase of the more aggressively structured securities returned the Fund to a more neutral market position.

The Fund remained fully invested throughout the six-month period ended October 31, 2000. A strategy of maintaining significant cash reserves remains undesirable as it reduces shareholder income and, given recent and expected future declines in tax-exempt bond issuance, becomes problematic to quickly reinvest. We do not expect any additional tightening actions by the Federal Reserve Board. Furthermore, recent signs of a moderating US economy suggests that a significant and protracted increase in fixed-income bond yields is unlikely before year-end. In such an environment, we expect to remain fully invested and use any periods of volatility as opportunities to seek to enhance the Fund's dividend yield.

The 125 basis point increase in short-term interest rates engineered by the Federal Reserve Board during the past year resulted in an increase in the Fund's borrowing cost into the 4%--4.125% range. However, despite this increase, the tax-exempt yield curve remained steeply positive, generating a material income benefit to the Fund's Common Stock shareholders from leveraging of the Preferred Stock. However, should the spread between short-term and long-term tax-exempt interest rates narrow, the benefits of the leverage will decline and, as a result, reduce the yield on the Fund's Common Stock. (For a complete explanation of the benefits and risks of leveraging, see page 1 of this report to shareholders.)


In Conclusion
We appreciate your ongoing interest in MuniYield Michigan Insured
Fund, Inc., and we look forward to assisting you with your financial needs in the months and years ahead.

Sincerely,



(Terry K. Glenn)
Terry K. Glenn
President and Director



(Vincent R. Giordano)
Vincent R. Giordano
Senior Vice President



(Fred K. Stuebe)
Fred K. Stuebe
Vice President and
Portfolio Manager



December 6, 2000




MuniYield Michigan Insured Fund, Inc., October 31, 2000



MANAGED DIVIDEND POLICY

The Fund's dividend policy is to distribute all or a portion of its net investment income to its shareholders on a monthly basis. In order to provide shareholders with a more consistent yield to the current trading price of Common Stock of the Fund, the Fund may at times pay out less than the entire amount of net investment income earned in any particular month and may at times in any month pay out such accumulated but undistributed income in addition to net investment income earned in that month. As a result, the dividends paid by the Fund for any particular month may be more or less than the amount of net investment income earned by the Fund during such month. The Fund's current accumulated but undistributed net investment income, if any, is disclosed in the Statement of Assets, Liabilities and Capital, which comprises part of the Financial Information included in this report.



QUALITY PROFILE (unaudited)

The quality ratings of securities in the Fund as of October 31, 2000 were as follows:

                                        Percent of
S&P Rating/Moody's Rating               Net Assets

AAA/Aaa                                    90.2%
AA/Aa                                       1.9
A/A                                         1.9
BBB/Baa                                     0.6
Other*                                      5.3

*Temporary investments in short-term municipal securities.



MuniYield Michigan Insured Fund, Inc., October 31, 2000

Portfolio
Abbreviations

To simplify the listings of MuniYield Michigan Insured Fund, Inc.'s portfolio holdings in the Schedule of Investments, we have abbreviated the names of many of the securities according to the list at right.

AMT        Alternative Minimum Tax (subject to)
DATES      Daily Adjustable Tax-Exempt Securities
GO         General Obligation Bonds
HDA        Housing Development Authority
PCR        Pollution Control Revenue Bonds
RIB        Residual Interest Bonds
VRDN       Variable Rate Demand Notes


SCHEDULE OF INVESTMENTS                                                                                     (in Thousands)
                 S&P       Moody's   Face
STATE            Ratings   Ratings  Amount  Issue                                                                Value
Michigan--99.6%                             Belding, Michigan, Area Schools, GO, Refunding (c):
                  AAA      Aaa    $   785    6.05% due 5/01/2006 (f)                                            $    846
                  AAA      Aaa        215    6.05% due 5/01/2021                                                     223
                  AAA      Aaa      1,625   Brighton Township, Michigan, Sanitation Sewage Drainage
                                            District, GO, 5.25% due 10/01/2019 (e)                                 1,579
                  AAA      Aaa      1,000   Caledonia, Michigan, Community Schools, GO, Refunding, 6.625%
                                            due 5/01/2014 (b)                                                      1,046
                  AAA      Aaa      1,625   Central Michigan University Revenue Bonds, 5.50% due
                                            4/01/2007 (c)(f)                                                       1,714
                                            Central Michigan University Revenue Refunding Bonds (c):
                  AAA      Aaa      3,000    5% due 10/01/2023                                                     2,747
                  AAA      Aaa      2,500    5% due 10/01/2027                                                     2,267
                  AAA      Aaa      1,000   Central Montcalm, Michigan, Public Schools, GO, 5.90% due
                                            5/01/2019 (d)                                                          1,032
                  AAA      Aaa      1,250   Chelsea, Michigan, School District, GO, 5.875% due
                                            5/01/2005 (c)(f)                                                       1,326
                  AAA      Aaa      4,795   Clarkston, Michigan, Community Schools, GO, 5.25% due
                                            5/01/2023 (d)                                                          4,600
                  AAA      Aaa      1,000   Coldwater, Michigan, Community Schools, GO, 6.30% due
                                            5/01/2004 (d)(f)                                                       1,074
                  AAA      Aaa      1,000   Comstock Park, Michigan, Public Schools, GO, 5.75% due
                                            5/01/2029 (c)                                                          1,008
                                            Decatur, Michigan, Public Schools, Van Burn-Cass Counties,
                                            GO (e):
                  AAA      Aaa      2,765    5% due 5/01/2024                                                      2,521
                  AAA      Aaa      1,360    5% due 5/01/2029                                                      1,223
                                            Delta County, Michigan, Economic Development Corporation,
                                            Environmental Improvement Revenue Refunding Bonds
                                            (Mead-Escanaba Paper), DATES (a):
                  NR*      P1       4,800    Series D, 4.60% due 12/01/2023                                        4,800
                  NR*      P1       7,400    Series E, 4.60% due 12/01/2023                                        7,400
                  AAA      Aaa      3,500   Detroit, Michigan, City School District, GO, Series B, 5%
                                            due 5/01/2021 (c)                                                      3,238
                  AAA      Aaa      2,705   Detroit, Michigan, GO, Series B, 6% due 4/01/2015 (d)                  2,887
                                            Detroit, Michigan, Sewage Disposal Revenue Bonds, Series A:
                  AAA      Aaa      4,000    5% due 7/01/2022 (d)                                                  3,701
                  AAA      Aaa      1,000    5.75% due 7/01/2026 (c)                                               1,012
                  AAA      Aaa      1,000    5% due 7/01/2027 (d)                                                    912
                                            Detroit, Michigan, Water Supply System Revenue Bonds,
                                            Senior Lien, Series A:
                  AAA      Aaa      6,320    5% due 7/01/2021 (d)                                                  5,903
                  AAA      Aaa      4,875    5.75% due 7/01/2026 (c)                                               4,935
                  AAA      Aaa      6,700    5% due 7/01/2027 (d)                                                  6,142
                  AAA      Aaa      1,250    5.875% due 7/01/2029 (c)                                              1,279
                  AAA      Aaa      5,000   Detroit, Michigan, Water Supply System Revenue Refunding
                                            Bonds, 6.25% due 7/01/2012 (c)(f)                                      5,231
                  AAA      Aaa      1,610   East Grand Rapids, Michigan, Public School District, GO,
                                            5.75% due 5/01/2021 (e)                                                1,639
                  AAA      Aaa      1,000   Eastern Michigan University, General Revenue Refunding Bonds,
                                            6.375% due 6/01/2014 (b)                                               1,036
                  AAA      Aaa      1,310   Eastern Michigan University Revenue Bonds, Series B, 5.625%
                                            due 6/01/2030 (c)                                                      1,310
                  AAA      Aaa      1,995   Eaton Rapids, Michigan, Public Schools, GO, Refunding, 5%
                                            due 5/01/2022 (d)                                                      1,828
                  AAA      Aaa      1,225   Elkton Pigeon Bay Port, Michigan, GO, 5.375% due 5/01/2025             1,184
                  AAA      Aaa      4,000   Fenton, Michigan, Area Public Schools, GO, 5% due 5/01/2021 (c)        3,683
                  AAA      Aaa      2,000   Ferris State University, Michigan, Revenue Refunding Bonds,
                                            5% due 10/01/2023 (b)                                                  1,837
                  AAA      Aaa      1,000   Frankenmuth, Michigan, School District, GO, 5.75% due
                                            5/01/2020 (c)                                                          1,021
                  AAA      Aaa      1,085   Freeland, Michigan, Community School District, GO (School
                                            Building and Site), 5.25% due 5/01/2020                                1,053
                                            Grand Ledge, Michigan, Public Schools District, GO (d)(f):
                  AAA      Aaa      1,000    6.45% due 5/01/2004                                                   1,079
                  AAA      Aaa     12,500    6.60% due 5/01/2004                                                  13,551
                                            Grand Rapids, Michigan, Water Supply Revenue Refunding Bonds (c):
                  AAA      Aaa      3,000    6.25% due 1/01/2011                                                   3,067
                  A1+      VMIG1++  2,600    VRDN, 4.20% due 1/01/2020 (a)                                         2,600
                  AAA      Aaa      3,110   Grand Traverse County, Michigan, Hospital Revenue Refunding
                                            Bonds (Munson Healthcare), Series A, 6.25% due 7/01/2022 (b)           3,177
                  AAA      Aaa      2,570   Grandville, Michigan, Public Schools District, GO, Refunding,
                                            6.60% due 5/01/2005 (c)(f)                                             2,802
                  AAA      Aaa      2,250   Greenville, Michigan, Public Schools, GO, 5.75% due
                                            5/01/2004 (d)(f)                                                       2,356
                  AAA      Aaa      1,500   Greenville, Michigan, Public Schools, GO, Refunding, 5% due
                                            5/01/2024 (e)                                                          1,372
                                            Hartland, Michigan, Consolidated School District, GO (c):
                  AAA      Aaa      3,250    6% due 5/01/2015                                                      3,451
                  AAA      Aaa      3,575    6% due 5/01/2017                                                      3,763
                  AAA      Aaa      1,500    6% due 5/01/2020                                                      1,567
                  NR*      Aaa      3,000   Holt, Michigan, Public Schools, GO, Refunding, 5.125% due
                                            5/01/2021 (d)                                                          2,845
                  AAA      Aaa      3,305   Jonesville, Michigan, Community Schools, GO, 5.75% due
                                            5/01/2029 (c)                                                          3,332
                  AAA      Aaa      1,080   Kalamazoo, Michigan, Building Authority Revenue Bonds,
                                            5.375% due 10/01/2019 (d)                                              1,062
                  AAA      Aaa      1,180   Kalamazoo, Michigan, Hospital Finance Authority, Hospital
                                            Facility Revenue Refunding and Improvement Bonds (Bronson
                                            Methodist Hospital), Series A, 6.375% due 5/15/2017 (d)(f)             1,265
                                            Kalamazoo, Michigan, Hospital Finance Authority, Hospital
                                            Facility Revenue Refunding Bonds (Bronson Methodist Hospital)(d):
                  NR*      Aaa      4,250    5.25% due 5/15/2018                                                   4,096
                  NR*      Aaa      6,850    5.50% due 5/15/2028                                                   6,637
                  AAA      Aaa      1,000   Kent County, Michigan, Airport Facility Revenue Bonds
                                            (Kent County International Airport), AMT, 5% due 1/01/2028 (d)           881
                  AAA      Aaa      4,660   Kent, Michigan, Hospital Finance Authority, Health Care
                                            Revenue Bonds (Butterworth Health Systems), Series A, 5.625%
                                            due 1/15/2006 (d)(f)                                                   4,936
                  AAA      Aaa      4,000   Kent, Michigan, Hospital Finance Authority, Hospital Revenue
                                            Refunding Bonds (Butterworth Hospital), Series A, 7.25% due
                                            1/15/2013 (d)                                                          4,689
                  AAA      Aaa      1,000   Leslie, Michigan, Public Schools, Ingham and Jackson Counties,
                                            GO, Refunding, 6% due 5/01/2005 (b)(f)                                 1,066
                  AAA      Aaa      5,235   Lincoln Park, Michigan, School District, GO, 7% due
                                            5/01/2006 (c)(f)                                                       5,878
                  AAA      Aaa      1,450   Lincoln Park, Michigan, School District, GO, Refunding, 5%
                                            due 5/01/2026 (c)                                                      1,332



MuniYield Michigan Insured Fund, Inc., October 31, 2000


SCHEDULE OF INVESTMENTS (continued)                                                                        (in Thousands)
                 S&P       Moody's   Face
STATE            Ratings   Ratings  Amount  Issue                                                                Value
Michigan          AAA      Aaa   $  4,775   Livonia, Michigan, Public School District, GO (Building and
(continued)                                 Site), 5.75% due 5/01/2022 (c)                                      $  4,852
                  AAA      Aaa      1,900   Lowell, Michigan, Area Schools, GO, Refunding, 4.91%** due
                                            5/01/2016 (c)                                                            816
                                            Michigan Higher Education Student Loan Authority, Student
                                            Loan Revenue Bonds, AMT (b):
                  AAA      NR*      2,500    Series XVII-B, 5.40% due 6/01/2018                                    2,372
                  NR*      VMIG1++    600    VRDN, Series XII-D, 4.35% due 10/01/2015 (a)                            600
                  AAA      Aaa      2,000   Michigan Municipal Bond Authority Revenue Bonds (State
                                            Revolving Fund), Series A, 6.60% due 10/01/2002 (f)                    2,117
                                            Michigan Municipal Bond Authority, Revenue Refunding Bonds
                                            (Local Government Loan Program), Series A:
                  AAA      Aaa      1,035    6.50% due 5/01/2012 (b)                                               1,088
                  AAA      Aaa      1,870    6.50% due 11/01/2012 (d)                                              1,966
                  AAA      Aaa      1,000    6% due 12/01/2013 (c)                                                 1,060
                  AAA      Aaa      7,000    6.125% due 12/01/2018 (c)                                             7,286
                                            Michigan State, HDA, Rental Housing Revenue Bonds (d):
                  AAA      Aaa      5,000    AMT, Series A, 5.30% due 10/01/2037                                   4,496
                  AAA      Aaa      6,500    Series B, 5.10% due 10/01/2019                                        5,994
                  AAA      Aaa      3,885   Michigan State, HDA, Rental Housing Revenue Refunding Bonds,
                                            Series A, 6.50% due 4/01/2023 (e)                                      4,027
                                            Michigan State, HDA, Revenue Refunding Bonds (h):
                  AA+      NR*      1,125    AMT, Series B, 6.20% due 6/01/2027                                    1,146
                  AA+      NR*      2,690    Series C, 5.90% due 12/01/2015                                        2,763
                                            Michigan State Hospital Finance Authority, Revenue Refunding
                                            Bonds:
                  AAA      Aaa      2,500    (Ascension Health Credit), Series A, 6.25% due 11/15/2014 (d)         2,665
                  AAA      Aaa      2,715    (Ascension Health Credit), Series A, 5.75% due 11/15/2017 (d)         2,731
                  AAA      Aaa     12,000    (Ascension Health Credit), Series A, 6.125% due 11/15/2023 (d)       12,312
                  AA       Aa2      1,000    (Ascension Health Credit), Series A, 6.125% due 11/15/2026            1,009
                  AAA      Aaa      3,800    (Detroit Medical Group), Series A, 5.25% due 8/15/2027 (b)            3,513
                  AAA      Aaa      4,805    (Mercy Health Services), Series T, 6.50% due 8/15/2013 (d)            5,203
                  AAA      Aaa      2,000    (Mercy Health Services), Series X, 6% due 8/15/2014 (d)               2,110
                  AAA      Aaa      2,200    (Mercy Health Services), Series X, 5.75% due 8/15/2019 (d)            2,218
                  AAA      Aaa      4,930    (Mercy Mount Clemens), Series A, 6% due 5/15/2014 (d)                 5,212
                  NR*      VMIG1++  1,000    (Mount Clemens Hospital), VRDN, 4.40% due 8/15/2015 (a)               1,000
                  AAA      Aaa      2,500    (Oakwood Obligation Group), Series A, 5% due 8/15/2026 (e)            2,229
                  AAA      Aaa      3,000    (Saint John Hospital), Series A, 6.0% due 5/15/2013 (b)(i)            3,097
                  AAA      Aaa      1,100    (Sisters of Mercy Health Corp.), Series M, 6.25% due
                                             2/15/2022 (e)                                                         1,146
                  AAA      Aaa      1,460    (Sparrow Obligated Group), 6.50% due 11/15/2011 (d)                   1,514
                                            Michigan State Strategic Fund, Limited Obligation Revenue
                                            Bonds, AMT:
                  A        A1       5,000    (Ford Motor Company Project), Series A, 6.55% due 10/01/2022          5,094
                  BBB      Ba1      2,500    (Waste Management Inc. Project), 6.625% due 12/01/2012                2,502
                                            Michigan State Strategic Fund, Limited Obligation Revenue
                                            Refunding Bonds (d):
                  AAA      Aaa      7,250    (Detroit Edison Company), AMT, Series A, 5.55% due 9/01/2029          6,995
                  NR*      Aaa      5,750    RIB, Series 382, 8.09% due 9/01/2025 (g)                              6,427
                                            Michigan State Strategic Fund, PCR, Refunding:
                  NR*      VMIG1++  2,000    (Consumers Power Project), VRDN, 4.60% due 4/15/2018 (a)(b)           2,000
                  A        A2       2,500    (General Motors Corp.), 6.20% due 9/01/2020                           2,560
                  AAA      Aaa      2,800   Michigan State Trunk Line Revenue Refunding Bonds, Series A,
                                            5% due 11/01/2026 (d)                                                  2,547
                  AAA      Aaa      2,435   Michigan State University Revenue Bonds, Series A, 5% due
                                            2/15/2026 (b)                                                          2,226
                  AAA      Aaa     15,000   Monroe County, Michigan, Economic Development Corp., Limited
                                            Obligation Revenue Refunding Bonds (Detroit Edison Co. Project),
                                            Series AA, 6.95% due 9/01/2022 (c)                                    17,799
                                            Monroe County, Michigan, PCR (Detroit Edison Company Project),
                                            AMT (d):
                  AAA      Aaa      9,000    Series CC, 6.55% due 6/01/2024                                        9,465
                  AAA      Aaa      1,500    Series I-B, 6.55% due 9/01/2024                                       1,582
                  AAA      Aaa      4,500   Northern Michigan University, Revenue Refunding Bonds, 5% due
                                            12/01/2025 (d)                                                         4,121
                                            Northview, Michigan, Public Schools District, GO, Refunding (d):
                  AAA      NR*      2,265    5.80% due 5/01/2006 (f)                                               2,413
                  AAA      Aaa        235    5.80% due 5/01/2021                                                     239
                  AAA      Aaa      1,100   Norway Vulcan, Michigan, Area Schools, GO, 5.90% due 5/01/2025 (c)     1,132
                  AAA      Aaa      2,600   Novi, Michigan, Community School District, GO, 6.125% due
                                            5/01/2003 (c)(f)                                                       2,748
                  AAA      Aaa      1,870   Redford, Michigan, Unified School District, GO, 5.90% due
                                            5/01/2006 (c)(f)                                                       2,002
                  AAA      Aaa      1,000   Reeths-Puffer Schools, Michigan, GO, Refunding, 6% due
                                            5/01/2005 (c)(f)                                                       1,066
                  AAA      Aaa      5,925   Riverview, Michigan, Community School District, GO, 6.70%
                                            due 5/01/2002 (c)(f)                                                   6,205
                  AAA      Aaa      2,060   Rochester, Michigan, Community School District, GO, Refunding,
                                            Series I, 5.50% due 5/01/2008                                          2,161
                  AAA      Aaa      4,000   Rockford, Michigan, Public Schools, GO, 5.25% due 5/01/2022 (c)        3,846
                  AAA      Aaa      3,655   Romeo, Michigan, Community School District, GO (Building
                                            and Site Bonds), 5.375% due 5/01/2020 (d)                              3,579
                  A1       VMIG1++  1,500   Royal Oak, Michigan, Hospital Finance Authority, Hospital
                                            Revenue Bonds (William Beaumont Hospital), VRDN, Series J,
                                            4.60% due 1/01/2003 (a)                                                1,500
                  AA       Aa3      2,620   Royal Oak, Michigan, Hospital Finance Authority Revenue Bonds
                                            (Beaumont Properties, Inc.), Series E, 6.625% due 1/01/2019            2,709
                  AAA      Aaa      2,500   Saginaw, Michigan, Hospital Finance Authority, Revenue
                                            Refunding Bonds (Covenant Medical Center), Series E, 5.625%
                                            due 7/01/2013 (d)                                                      2,574
                  NR*      Aaa      7,400   Saint Clair County, Michigan, Ecomomic Revenue Refunding Bonds
                                            (Detroit Edison Company), RIB, Series 282, 8.09% due
                                            8/01/2024 (b)(g)                                                       8,602
                  AAA      Aaa      2,975   Tecumseh, Michigan, Public Schools, GO, 5% due 5/01/2021 (c)           2,739
                  AAA      Aaa      1,000   Three Rivers, Michigan, Community Schools, GO, 6% due
                                            5/01/2006 (d)(f)                                                       1,075
                  AAA      Aaa      3,725   Three Rivers, Michigan, Community Schools, GO, Refunding, 5%
                                            due 5/01/2023 (e)                                                      3,428
                  A1+      VMIG1++  1,600   University of Michigan, University Hospital Revenue Refunding
                                            Bonds, VRDN, Series A, 4.65% due 12/01/2019 (a)                        1,600
                  AAA      Aaa      1,250   Van Buren County, Michigan, GO, 5% due 5/01/2021 (b)                   1,166
                  AAA      Aaa      3,000   Warren, Michigan, Water and Sewer Revenue Bonds, 5.125% due
                                            11/01/2023 (e)                                                         2,791
                  AAA      Aaa      1,500   Waterford, Michigan, School District, GO, 6.25% due
                                            6/01/2004 (c)(f)                                                       1,598
                  AAA      Aaa      9,660   Wayne Charter County, Michigan, Airport Revenue Bonds (Detroit
                                            Metropolitan Wayne County), AMT, Series A, 5.375% due
                                            12/01/2015 (d)                                                         9,498
                                            Wayne State University, Michigan, University Revenue Refunding
                                            Bonds (c):
                  AAA      Aaa      1,600    5.25% due 11/15/2019                                                  1,555
                  AAA      Aaa     10,275    5.125% due 11/15/2029                                                 9,592



MuniYield Michigan Insured Fund, Inc., October 31, 2000


SCHEDULE OF INVESTMENTS (concluded)                                                                      (in Thousands)
                 S&P       Moody's   Face
STATE            Ratings   Ratings  Amount  Issue                                                                Value
Michigan          AAA      Aaa    $ 2,405   West Branch-Rose City, Michigan, Area School District, GO,
(concluded)                                 5.50% due 5/01/2024 (c)                                             $  2,377
                  AAA      Aaa      2,000   Western Michigan, University Revenue Bonds, Series B, 6.50%
                                            due 7/15/2021 (b)                                                      2,063
                  AAA      Aaa      5,500   Wyandotte, Michigan, Electric Revenue Refunding Bonds, 6.25%
                                            due 10/01/2017 (d)                                                     5,688
                  AAA      Aaa      1,300   Ypsilanti, Michigan, School District, GO, Refunding, 5.75%
                                            due 5/01/2007 (c)(f)                                                   1,380
                  AAA      Aaa      2,040   Zeeland, Michigan, Public Schools, GO, 5.375% due 5/01/2025 (c)        1,979


Puerto            NR*      Aaa      1,270   Puerto Rico Electric Power Authority, Power Revenue Bonds,
Rico--0.3%                                  Trust Receipts, Class R, Series 16 HH, 7.346% due 7/01/2013 (g)        1,431


                  Total Investments (Cost--$393,272)--99.9%                                                      402,637

                  Other Assets Less Liabilities--0.1%                                                                227
                                                                                                                --------
                  Net Assets--100.0%                                                                            $402,864
                                                                                                                ========


(a)The interest rate is subject to change periodically based upon prevailing market rates. The interest rate shown is the rate in effect at October 31, 2000.
(b)AMBAC Insured.
(c)FGIC Insured.
(d)MBIA Insured.
(e)FSA Insured.
(f)Prerefunded.
(g)The interest rate is subject to change periodically and inversely based upon prevailing market rates. The interest rate shown is the rate in effect at October 31, 2000.
(h)FHA Insured.
(i)Escrowed to maturity.
*Not Rated.
**Represents a zero coupon bond; the interest rate shown is the effective yield at the time of purchase by the Fund.
++Highest short-term rating by Moody's Investors Service, Inc.
Ratings of issues shown have not been audited by Ernst & Young LLP.


See Notes to Financial Statements.


STATEMENT OF ASSETS, LIABILITIES AND CAPITAL
                    As of October 31, 2000
Assets:             Investments, at value (identified cost--$393,272,066)                                   $402,637,485
                    Cash                                                                                          54,948
                    Interest receivable                                                                        7,869,726
                    Prepaid expenses and other assets                                                             29,859
                                                                                                            ------------
                    Total assets                                                                             410,592,018
                                                                                                            ------------

Liabilities:        Payables:
                      Securities purchased                                                  $ 7,124,649
                      Dividends to shareholders                                                 267,726
                      Investment adviser                                                        164,124        7,556,499
                                                                                           ------------
                    Accrued expenses and other liabilities                                                       171,692
                                                                                                            ------------
                    Total liabilities                                                                          7,728,191
                                                                                                            ------------
Net Assets:         Net assets                                                                              $402,863,827
                                                                                                            ============

Capital:            Capital Stock (200,000,000 shares authorized):
                      Preferred Stock, par value $.05 per share (5,600 shares of AMPS*
                      issued and outstanding at $25,000 per share liquidation
                      preference)                                                                           $140,000,000
                      Common Stock, par value $.10 per share (18,155,932 shares
                      issued and outstanding)                                              $  1,815,593
                    Paid-in capital in excess of par                                        272,410,853
                    Undistributed investment income--net                                      1,516,558
                    Accumulated realized capital losses on investments--net                (20,443,221)
                    Accumulated distributions in excess of realized capital gains
                    on investments--net                                                     (1,801,375)
                    Unrealized appreciation on investments--net                               9,365,419
                                                                                           ------------
                    Total--Equivalent to $14.48 net asset value per share of
                    Common Stock (market price--$11.9375)                                                    262,863,827
                                                                                                            ------------
                    Total capital                                                                           $402,863,827
                                                                                                            ============
                    * Auction Market Preferred Stock.


                    See Notes to Financial Statements.

MuniYield Michigan Insured Fund, Inc., October 31, 2000

STATEMENT OF OPERATIONS
                    For the Year Ended October 31, 2000
Investment          Interest and amortization of premium and discount earned                                $ 17,975,311
Income:

Expenses:           Investment advisory fees                                               $  1,562,745
                    Reorganization expenses                                                     466,737
                    Commission fees                                                             279,420
                    Accounting services                                                          81,326
                    Transfer agent fees                                                          75,776
                    Professional fees                                                            73,038
                    Printing and shareholder reports                                             59,818
                    Directors' fees and expenses                                                 32,432
                    Listing fees                                                                 26,459
                    Custodian fees                                                               19,805
                    Pricing fees                                                                 11,544
                    Other                                                                        19,825
                                                                                           ------------
                    Total expenses                                                                             2,708,925
                                                                                                            ------------
                    Investment income--net                                                                    15,266,386
                                                                                                            ------------
Realized &          Realized loss on investments--net                                                        (5,852,407)
Unrealized          Change in unrealized appreciation/depreciation on investments--net                        18,083,066
Gain (Loss) on                                                                                              ------------
Investments--Net:   Net Increase in Net Assets Resulting from Operations                                    $ 27,497,045
                                                                                                            ============

                    See Notes to Financial Statements.


STATEMENTS OF CHANGES IN NET ASSETS
                                                                                                For the Year Ended
                                                                                                   October 31,
                    Increase (Decrease) in Net Assets:                                        2000             1999
Operations:         Investment income--net                                                 $ 15,266,386     $  7,713,511
                    Realized loss on investments--net                                       (5,852,407)        (124,051)
                    Change in unrealized appreciation/depreciation on
                    investments--net                                                         18,083,066     (13,181,186)
                                                                                           ------------     ------------
                    Net increase (decrease) in net assets resulting from operations          27,497,045      (5,591,726)
                                                                                           ------------     ------------

Dividends &         Investment income--net:
Distributions to      Common Stock                                                         (10,714,943)      (6,322,552)
Shareholders:         Preferred Stock                                                       (4,435,180)      (1,326,180)
                    In excess of realized gain on investments--net:
                      Common Stock                                                                   --      (1,552,255)
                      Preferred Stock                                                                --        (249,120)
                                                                                           ------------     ------------
                    Net decrease in net assets resulting from dividends and
                    distributions to shareholders                                          (15,150,123)      (9,450,107)
                                                                                           ------------     ------------

Capital Stock       Proceeds from issuance of Common Stock resulting from
Transactions:       reorganization                                                          147,153,267               --
                    Proceeds from issuance of Preferred Stock resulting
                    from reorganization                                                      90,000,000               --
                    Value of shares issued to Common Stock Shareholders
                    in reinvestment of dividends and distributions                                   --          894,471
                                                                                           ------------     ------------
                    Net increase in net assets derived from capital stock
                    transactions                                                            237,153,267          894,471
                                                                                           ------------     ------------

Net Assets:         Total increase (decrease) in net assets                                 249,500,189     (14,147,362)
                    Beginning of year                                                       153,363,638      167,511,000
                                                                                           ------------     ------------
                    End of year*                                                           $402,863,827     $153,363,638
                                                                                           ============     ============

                    *Undistributed investment income--net                                  $  1,516,558     $  1,400,295
                                                                                           ============     ============

                    See Notes to Financial Statements.


MuniYield Michigan Insured Fund, Inc., October 31, 2000

FINANCIAL HIGHLIGHTS
The following per share data and ratios have been derived
from information provided in the financial statements.
                                                                                For the Year Ended October 31,
Increase (Decrease) in Net Asset Value:                                  2000       1999     1998       1997      1996
Per Share           Net asset value, beginning of year                $  13.91   $  15.93  $  15.51  $  15.16   $  15.13
Operating                                                             --------   --------  --------  --------   --------
Performance:        Investment income--net                                 .99       1.04      1.07      1.09       1.11
                    Realized and unrealized gain (loss) on
                    investments--net                                       .67     (1.79)       .46       .33        .03
                                                                      --------   --------  --------  --------   --------
                    Total from investment operations                      1.66      (.75)      1.53      1.42       1.14
                                                                      --------   --------  --------  --------   --------
                    Less dividends and distributions to Common
                    Stock shareholders:
                      Investment income--net                             (.79)      (.85)     (.83)     (.84)      (.87)
                      In excess of realized gain on investments--net        --      (.21)     (.04)        --         --
                                                                      --------   --------  --------  --------   --------
                    Total dividends and distributions to Common
                    Stock shareholders                                   (.79)     (1.06)     (.87)     (.84)      (.87)
                                                                      --------   --------  --------  --------   --------
                    Effect of Preferred Stock activity:
                      Dividends and distributions to Preferred
                      Stock shareholders:
                        Investment income--net                           (.30)      (.18)     (.21)     (.23)      (.24)
                        In excess of realized gain on
                        investments--net                                    --      (.03)     (.03)        --         --
                                                                      --------   --------  --------  --------   --------
                    Total effect of Preferred Stock activity             (.30)      (.21)     (.24)     (.23)      (.24)
                                                                      --------   --------  --------  --------   --------
                    Net asset value, end of year                      $  14.48   $  13.91  $  15.93  $  15.51   $  15.16
                                                                      ========   ========  ========  ========   ========
                    Market price per share, end of year               $11.9375   $12.1875  $ 15.875  $  14.50   $  14.25
                                                                      ========   ========  ========  ========   ========

Total Investment    Based on market price per share                      4.62%   (17.47%)    16.03%     8.00%     12.14%
Return:*                                                              ========   ========  ========  ========   ========
                    Based on net asset value per share                  11.19%    (6.13%)     8.85%     8.58%      6.45%
                                                                      ========   ========  ========  ========   ========

Ratios Based on     Total expenses, excluding reorganization
Average Net         expenses**                                           1.10%      1.09%     1.06%     1.06%      1.09%
Assets of                                                             ========   ========  ========  ========   ========
Common Stock:       Total expenses**                                     1.33%      1.09%     1.06%     1.06%      1.09%
                                                                      ========   ========  ========  ========   ========
                    Total investment income--net**                       7.49%      6.85%     6.90%     7.09%      7.28%
                                                                      ========   ========  ========  ========   ========
                    Amount of dividends to Preferred Stock
                    shareholders                                         2.18%      1.18%     1.36%     1.48%      1.58%
                                                                      ========   ========  ========  ========   ========
                    Investment income--net, to Common Stock
                    shareholders                                         5.31%      5.67%     5.54%     5.61%      5.70%
                                                                      ========   ========  ========  ========   ========

Ratios Based on     Total expenses, excluding reorganization
Total Average Net   expenses                                              .72%       .76%      .74%      .74%       .75%
Assets:**++                                                           ========   ========  ========  ========   ========
                    Total expenses                                        .86%       .76%      .74%      .74%       .75%
                                                                      ========   ========  ========  ========   ========
                    Total investment income--net                         4.87%      4.75%     4.79%     4.96%      5.03%
                                                                      ========   ========  ========  ========   ========

Ratios Based on     Dividends to Preferred Stock shareholders            4.06%      2.66%     3.13%     3.39%      3.53%
Average Net Assets of                                                 ========   ========  ========  ========   ========
Preferred Stock:

Supplemental        Net assets, net of Preferred Stock, end
Data:               of year (in thousands)                            $262,864   $103,364  $117,511  $114,392   $111,834
                                                                      ========   ========  ========  ========   ========
                    Preferred Stock outstanding, end of year
                    (in thousands)                                    $140,000   $ 50,000  $ 50,000  $ 50,000   $ 50,000
                                                                      ========   ========  ========  ========   ========
                    Portfolio turnover                                  51.41%     42.71%    41.65%    16.68%     21.82%
                                                                      ========   ========  ========  ========   ========

Leverage:           Asset coverage per $1,000                         $  2,878   $  3,067  $  3,350  $  3,288   $  3,237
                                                                      ========   ========  ========  ========   ========

Dividends Per       Series A--Investment income--net                  $  1,023   $    663  $    782  $    849   $    882
Share On                                                              ========   ========  ========  ========   ========
Preferred Stock     Series B--Investment income--net                  $    653         --        --        --         --
Outstanding:++++                                                      ========   ========  ========  ========   ========
                    Series C--Investment income--net                  $    678         --        --        --         --
                                                                      ========   ========  ========  ========   ========


*Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales charges.
**Do not reflect the effect of dividends to Preferred Stock shareholders.
++Includes Common and Preferred Stock average net assets.
++++The Fund's Preferred Stock was issued on November 19, 1992
(Series A) and March 6, 2000 (Series B and Series C).

See Notes to Financial Statements.




NOTES TO FINANCIAL STATEMENTS


1. Significant Accounting Policies:
MuniYield Michigan Insured Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a non-diversified, closed-end management investment company. The Fund's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. The Fund determines and makes available for publication the net asset value of its Common Stock on a weekly basis. The Fund's Common Stock is listed on the New York Stock Exchange under the symbol MIY. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Municipal bonds are traded primarily in the over-the-counter markets and are valued at the most recent bid price or yield equivalent as obtained by the Fund's pricing service from dealers that make markets in such securities. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their closing prices as of the close of such exchanges. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-counter-market, valuation is the last asked price (options written) or the last bid price (options purchased). Securities with remaining maturities of sixty days or less are valued at amortized cost, which approximates market value. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund, including valuations furnished by a pricing service retained by the Fund, which may utilize a matrix system for valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Board of Directors.

(b) Derivative financial instruments--The Fund may engage in various portfolio investment strategies to increase or decrease the level of risk to which the Fund is exposed more quickly and efficiently than transactions in other types of instruments. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.


MuniYield Michigan Insured Fund, Inc., October 31, 2000


NOTES TO FINANCIAL STATEMENTS (concluded)


* Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

* Options--The Fund is authorized to write covered call options and purchase put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written.

When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired, or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

(c) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(d) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Interest income is recognized on the accrual basis. Discounts and market premiums are amortized into interest income. Realized gains and losses on security transactions are determined on the identified cost basis.

(e) Dividends and distributions--Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates. Distributions in excess of realized capital gains are due primarily to differing tax treatments for futures transactions.


2. Investment Advisory Agreement and
Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is
Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at an annual rate of .50% of the Fund's average weekly net assets, including proceeds from the issuance of Preferred Stock.

Accounting services are provided to the Fund by FAM.

Certain officers and/or directors of the Fund are officers and/or directors of FAM, PSI, and/or ML & Co.


3. Investments:
Purchases and sales of investments, excluding short-term securities, for the year ended October 31, 2000 were $147,127,270 and $147,539,928, respectively.

Net realized losses for the year ended October 31, 2000 and net unrealized gains as of October 31, 2000 were as follows:

                                 Realized        Unrealized
                                  Losses           Gains

Long-term investments          $  (5,734,655)   $  9,365,419
Financial futures contracts         (117,752)             --
                                -------------   ------------
Total                          $  (5,852,407)   $  9,365,419
                                =============   ============

As of October 31, 2000, net unrealized appreciation for Federal income tax purposes aggregated $9,365,419, of which $14,335,121 related to appreciated securities and $4,969,702 related to depreciated securities. The aggregate cost of investments at October 31, 2000 for Federal income tax purposes was $393,272,066.


4. Capital Stock Transactions:
The Fund is authorized to issue 200,000,000 shares of capital stock, including Preferred Stock, par value $.10 per share, all of which were initially classified as Common Stock. The Board of Directors is authorized, however, to reclassify any unissued shares of capital stock without approval of holders of Common Stock.

Common Stock
Shares issued and outstanding during the year ended October 31, 2000, increased by 10,724,298 as a result of issuance of Common Stock from reorganization. Shares issued and outstanding during the year ended October 31, 1999 increased by 57,164 as a result of dividend reinvestment.

Preferred Stock
Auction Market Preferred Stock ("AMPS") are shares of Preferred Stock of the Fund, with a par value of $.05 per share and a liquidation preference of $25,000 per share, that entitle their holders to receive cash dividends at an annual rate that may vary for the successive dividend periods. The yields in effect at October 31, 2000 were as follows: Series A, 4.13%, Series B, 4.13% and Series C, 4.13%.

Shares issued and outstanding during the year ended October 31, 2000, increased by 3,600 as a result of issuance of Preferred Stock from reorganization. Shares issued and outstanding during the year ended October 31, 1999 remained constant.

The Fund pays commissions to certain broker-dealers at the end of each auction at an annual rate ranging from .25% to .375%, calculated on the proceeds of each auction. For the year ended
October 31, 2000, Merrill Lynch, Pierce, Fenner & Smith
Incorporated, an affiliate of FAM, earned $189,558 as commissions.


5. Capital Loss Carryforward:
At October 31, 2000, the Fund had a net capital loss carryforward of approximately $18,795,000, of which $2,062,000 expires in 2001; $3,063,000 expires in 2002; $746,000 expires in 2003; $1,458,000 expires in 2006; $3,975,000 expires in 2007 and $7,491,000 expires in 2008. This amount will be available to offset like amounts of any future taxable gains.


6. Acquisition of Other FAM-Managed Investment Companies:
On March 6, 2000, the Fund acquired all of the net assets of MuniHoldings Michigan Insured Fund, Inc. and MuniVest Michigan
Insured Fund, Inc. pursuant to a plan of reorganization. The acquisition was accomplished by a tax-free exchange of the following capital shares:

                                   Common Stock     AMPS Shares
                                 Shares Exchanged    Exchanged

MuniHoldings Michigan
Insured Fund, Inc.                  4,458,344          1,600

MuniVest Michigan Insured
Fund, Inc.                          7,387,697          2,000

In exchange for these shares, the Fund issued 10,724,298 Common
Stock shares and 3,600 AMPS shares. As of that date, net assets of the acquired funds, including unrealized depreciation and accumulated net realized capital losses, were as follows:

                                                                 Accumulated
                                    Net          Unrealized      Net Realized
                                   Assets       Depreciation    Capital Losses
MuniHoldings
Michigan Insured
Fund, Inc.                       $ 94,380,719     $8,690,297    $ 3,145,585

MuniVest Michigan
Insured Fund, Inc.               $142,772,548     $  723,461    $10,104,959


The aggregate net assets of the Fund immediately after the acquisition amounted to $389,126,226.


7. Subsequent Event:
On November 8, 2000, the Fund's Board of Directors declared an ordinary income dividend to Common Stock shareholders in the amount of $.064625 per share, payable on November 29, 2000 to shareholders of record as of November 20, 2000.




MuniYield Michigan Insured Fund, Inc., October 31, 2000


REPORT OF INDEPENDENT AUDITORS

To the Shareholders and Board of Directors,
MuniYield Michigan Insured Fund, Inc.

We have audited the accompanying statement of assets, liabilities and capital of MuniYield Michigan Insured Fund, Inc., including the schedule of investments, as of October 31, 2000, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2000 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MuniYield Michigan Insured Fund, Inc. at October 31, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the indicated years, in conformity with accounting principles generally accepted in the United States.

Ernst & Young LLP
MetroPark, New Jersey
December 6, 2000



IMPORTANT TAX INFORMATION (unaudited)

All of the net investment income distributions paid by MuniYield
Michigan Insured Fund, Inc. during its taxable year ended October
31, 2000 qualify as tax-exempt interest dividends for Federal income tax purposes. Additionally, there were no capital gains distributions paid by the Fund during the year.

Please retain this information for your records.



OFFICERS AND DIRECTORS

Terry K. Glenn, President and Director
M. Colyer Crum, Director
Laurie Simon Hodrick, Director
Jack B. Sunderland, Director
Stephen B. Swensrud, Director
J. Thomas Touchton, Director
Fred G. Weiss, Director
Arthur Zeikel, Director
Vincent R. Giordano, Senior Vice President
Kenneth A. Jacob, Vice President
Fred K. Stuebe, Vice President
Donald C. Burke, Vice President and Treasurer
Alice A. Pellegrino, Secretary

Custodian
The Bank of New York
90 Washington Street
New York, NY 10286


Transfer Agents

Common Stock:
The Bank of New York
101 Barclay Street
New York, NY 10286

Preferred Stock:
The Bank of New York
100 Church Street
New York, NY 10286

NYSE Symbol
MIY